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                                                                   EXHIBIT 10.35

                     AMENDMENT NO. 3 TO AMENDED AND RESTATED
     REFINANCING CREDIT AGREEMENT AND RESIGNATION OF AND SUCCESSOR TO AGENT



                  THIS AMENDMENT NO. 3 (this "Amendment") is dated as of July 18, 2001, and amends the Amended and Restated Refinancing Credit Agreement, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) and THE GUARANTORS FROM TIME TO TIME PARTY THERETO and THE BANKS FROM TIME TO TIME PARTY THERETO INCLUDING LASALLE BANK NATIONAL ASSOCIATION ("LaSalle") and ABN AMRO BANK N.V. ("ABN AMRO"), as bookrunner and co-syndication agent, THE CHASE MANHATTAN BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, dated as of November 19, 1999, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000 and Amendment No. 2 to Amended and Restated Refinancing Credit Agreement, dated as of March 30, 2001 (as amended, the "Credit Agreement").

                                   BACKGROUND
                                   ----------

                  The parties hereto desire to amend the Credit Agreement as hereinafter provided to (i) replace ABN AMRO Bank as Agent under, and as defined in, the Credit Agreement, (ii) waive the requirement for thirty (30) days' prior notice thereof and (iii) otherwise amend the Credit Agreement to facilitate the replacement of the Agent.

                              OPERATIVE PROVISIONS
                              --------------------

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:


                                    ARTICLE I
                                  AMENDMENTS1.
                                  ------------

         1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby.

         1.02 Amendments to Existing Definitions. (a) Section 1.1 [Definitions] of the Credit Agreement is hereby amended by deleting the definitions of "Agent", "Issuing Bank", and "Swingline Bank" in their entirety and inserting in lieu thereof the following:

                           "AGENT shall mean LaSalle Bank National Association,
its successors and assigns."



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                           "ISSUING BANK shall mean ABN AMRO Bank N.V., Chase
Manhattan Bank USA, N.A. or LaSalle, provided that with respect to any Letters of Credit issued hereunder (other than those Letters of Credit deemed to be issued hereunder pursuant to Section 11.19 hereof) (i) on or after the date hereof, but prior to July 18, 2001, the Issuing Bank shall mean only ABN AMRO Bank N.V., and (ii) on or after July 18, 2001, the Issuing Bank shall mean only LaSalle."

                           "SWINGLINE BANK shall mean LaSalle."

                  (b) References in the Credit Agreement to "ABN AMRO", "ABN AMRO Bank" or "ABN AMRO Bank N.V.", (i) in the preamble of the Credit Agreement,
(ii) as the Swingline Bank in the definition of "Commitment", (iii) in Section
10.1 of the Credit Agreement, (iv) in Section 10.11 of the Credit Agreement, and
(v) in all other provisions of the Credit Agreement, except for Section 2.9 of the Credit Agreement and the definition of "Issuing Bank", are hereby deemed to be references to "LaSalle" unless the context shall clearly otherwise require.

         1.03 New Definitions. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order in such section:

                  "LASALLE shall mean LaSalle Bank National Association."

                  "VAPOR MANAGEMENT shall mean the managers of Vapor Power, a division of Vapor Corporation, or an entity controlled by such managers."

                  "VAPOR POWER SALE shall mean the sale of Vapor Power, a division of Vapor Corporation, to Vapor Management."

         1.04 Appointment of Successor Agent. The Borrower and Banks acknowledge that ABN AMRO, pursuant to an Assignment and Assumption Agreement dated as of the date hereof, has assigned to and LaSalle has assumed from ABN AMRO all of ABN AMRO's rights and obligations as a Bank under the Credit Agreement, as more fully set forth therein and, accordingly, LaSalle is one of the Bank parties to the Credit Agreement. ABN AMRO hereby provides to Borrower and the Banks, and the Borrower and the Banks hereby acknowledge receipt from ABN AMRO of, written notice of its resignation as Agent. The Borrower and the Required Banks hereby waive any requirement that ABN AMRO provide to Borrower or Banks 30 days prior notice of such resignation under Section 10.14 of the Credit Agreement and the Required Banks hereby appoint LaSalle to be Agent under, and as such term is used and defined in, the Credit Agreement and Borrower hereby consents to the appointment by the Required Banks of LaSalle as the successor Agent as such term is used and defined in the Credit Agreement. Accordingly, the Banks and the Borrower hereby acknowledge that: LaSalle shall, without any further action, be deemed to be substituted as the Agent for ABN AMRO in such capacity on all the other Loan Documents.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

         2.01 The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and


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the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

         2.02 This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         2.03 Neither the execution and delivery of this Amendment, nor consummation of the transactions contemplated hereby or by the Credit Agreement as amended hereby, nor compliance with the terms and provisions hereof or thereof will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person under the terms of any such agreement or instrument, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

         2.04 After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.


                                   ARTICLE III
                  EFFECT, EFFECTIVENESS, CONSENT OF GUARANTORS
                  --------------------------------------------

         3.01 Effectiveness. This Amendment shall become effective in accordance with its terms on the date that Agent shall have received from each of the Borrower, the Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof. Within forty-five
(45) days of the date hereof, each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as to the due authorization of such Loan Party to enter into this Amendment and of the officer executing this Amendment on its behalf.

         3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.


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         3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this
Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.


                                   ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

         4.01 Credit Agreement. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery respectively of this Amendment by such party.

         4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

         4.05 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed and delivered this Amendment as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]



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                   [SIGNATURE PAGE 1 OF 21 TO AMENDMENT NO. 3]



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.



                                   [BORROWER]


                                       WESTINGHOUSE AIR BRAKE TECHNOLOGIES
                                       CORPORATION (f/k/a Westinghouse Air Brake
                                       Company)


                                       By:                                (SEAL)
                                           -------------------------------
                                       Name:
                                       Title:




                                  [GUARANTORS]


                                       RAILROAD FRICTION PRODUCTS CORPORATION;
                                       VAPOR CORPORATION; MOTIVEPOWER CANADA
                                       CORPORATION; WABTEC DISTRIBUTION
                                       COMPANY; MOTIVEPOWER, INC.; YOUNG
                                       TOUCHSTONE COMPANY; WABTEC ENGINE
                                       SYSTEMS COMPANY; WABTEC HOLDING CORP.;
                                       WABTEC CORPORATION


                                       By:                                (SEAL)
                                           ------------------------------
                                       Name:
                                       Title: Vice President of each of the
                                              above listed companies


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                   [SIGNATURE PAGE 2 OF 21 TO AMENDMENT NO. 3]

                               [BANKS AND AGENTS]


                                        ABN AMRO BANK N.V. individually, as an
                                        Issuing Bank and as resigning Agent,
                                        Bookrunner, and Co-Syndication Agent



                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:




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                   [SIGNATURE PAGE 3 OF 22 TO AMENDMENT NO. 3]

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     individually and as successor Agent,
                                     Bookrunner, and Co-Syndication Agent



                                     By:
                                         --------------------------------------
                                     Name:
                                     Title:



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                   [SIGNATURE PAGE 4 OF 22 TO AMENDMENT NO. 3]

                                    MELLON BANK, N.A., individually and as
                                    Documentation Agent



                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:




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                   [SIGNATURE PAGE 5 OF 22 TO AMENDMENT NO. 3]

                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent



                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:



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                   [SIGNATURE PAGE 6 OF 22 TO AMENDMENT NO. 3]

                                  NATIONAL CITY BANK OF PENNSYLVANIA



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:




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                   [SIGNATURE PAGE 7 OF 22 TO AMENDMENT NO. 3]

                                  PNC BANK, NATIONAL ASSOCIATION



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:







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                   [SIGNATURE PAGE 8 OF 22 TO AMENDMENT NO. 3]

                               FLEET NATIONAL BANK (formerly BankBoston, N.A.)



                               By:
                                   ------------------------------------------
                               Name:
                               Title:







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                   [SIGNATURE PAGE 9 OF 22 TO AMENDMENT NO. 3]





                                   U.S. BANK NATIONAL ASSOCIATION



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:







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                  [SIGNATURE PAGE 10 OF 22 TO AMENDMENT NO. 3]





                                   THE BANK OF NEW YORK, individually and as
                                   Co-Syndication Agent



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:







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                  [SIGNATURE PAGE 11 OF 22 TO AMENDMENT NO. 3]





                                   BANK ONE, N.A.



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:







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                  [SIGNATURE PAGE 12 OF 22 TO AMENDMENT NO. 3]





                                    FIRST UNION NATIONAL BANK



                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:




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                  [SIGNATURE PAGE 13 OF 22 TO AMENDMENT NO. 3]





                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:




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                  [SIGNATURE PAGE 14 OF 22 TO AMENDMENT NO. 3]





                                     THE BANK OF NOVA SCOTIA



                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:







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                  [SIGNATURE PAGE 15 OF 22 TO AMENDMENT NO. 3]





                                BANK OF TOKYO-MITSUBISHI TRUST CO.



                                By:
                                    -------------------------------------------
                                Name:
                                Title:





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                  [SIGNATURE PAGE 16 OF 22 TO AMENDMENT NO. 3]



                                   CREDIT AGRICOLE INDOSUEZ



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:




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                  [SIGNATURE PAGE 17 OF 22 TO AMENDMENT NO. 3]





                                      CREDIT LYONNAIS NEW YORK BRANCH



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:




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                  [SIGNATURE PAGE 18 OF 22 TO AMENDMENT NO. 3]





                                   CREDIT SUISSE FIRST BOSTON



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:




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                  [SIGNATURE PAGE 19 OF 22 TO AMENDMENT NO. 3]





                                     THE DAI-ICHI KANGYO BANK, LTD.



                                     By:
                                         --------------------------------------
                                     Name:
                                     Title:







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                  [SIGNATURE PAGE 20 OF 22 TO AMENDMENT NO. 3]





                                      MANUFACTURERS AND TRADERS TRUST COMPANY



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:







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                  [SIGNATURE PAGE 21 OF 22 TO AMENDMENT NO. 3]





                                 SUNTRUST BANK



                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:





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                  [SIGNATURE PAGE 22 OF 22 TO AMENDMENT NO. 3]


                                   CHASE MANHATTAN BANK USA, N.A., as an Issuing Bank



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title: